Liquidity and Capital Resources	6 Months Ended
Jun. 30, 2021
Text Block [Abstract]
Liquidity and capital resources
2.5.7	Liquidity and capital resources
The Group’s liquidity requirements primarily relate to the funding of research & development, general & administrative expenses and working capital requirements. The Group monitors its risk exposure to a shortage of funds using a monthly liquidity planning tool. Its objective is to maintain a balance between continuity of funding and flexibility through the use of bank deposits and finance leases.
Through June 30, 2021, the Group funded its operations through several private and public investments totaling, since inception, approximately €307 million (respectively, approximately €71 million and €236 million). The Group also received non-dilutive
funding from local and European governmental bodies.

During the first half of 2021, the Company raised gross proceeds of €8.1 million ($9.7 million) from the sale of American Depositary Shares (ADSs), in aggregate, to Lincoln Park Capital Fund, LLC (“LPC
6
”) and through its
At-the-Market
(ATM
7
) program. Net proceeds of these transactions amounted to approximately €7.6 million.
Recoverable Cash Advances (RCA’s), recorded as financial liabilities for an amount of €5.3 million at June 30, 2021, correspond to the risk-adjusted present value of expected future repayments of amounts granted by the Walloon Region, to support specific development programs related to
C-Cathez,
CYAD-01,
CYAD-02,
CYAD-101,
CYAD-211
and
CYAD-203.
As of June 30, 2021, there are five RCA contracts pending totaling €14.8 million, out of which €6.8 million has been effectively paid out to Celyad Oncology by the Walloon Region.
Additional grants have been received from the Federal Belgian Institute for Health Insurance (Inami) (€0.4 million fully cash settled in 2019 and €0.3 million fully cash settled in 2021) and from the regional government (contract numbered 8066 for €2.4 million, out of which €2.2 million has been effectively paid out as of June 30, 2021). Those grants are not subject to future reimbursement (as it is the case for the RCA’s described above).
The Group is also exposed to contingent liabilities as a result of the license agreement concluded with Celdara Medical, LLC. The risk adjusted present value of expected cash outflows (mainly towards Celdara) is recorded as a financial liability for an amount of €17.5 million at June 30, 2021.
The following table sets forth the Group’s condensed interim consolidated cash flows information for the six-month
periods ended June 30, 2021 and 2020:

	For the Six-month period ended June 30,
(€‘000)	2021	2020
Net cash used in operations	(12 185)	(14 633)
Net cash (used in)/from investing activities	(94)	50
Net cash (used in)/from financing activities	7 052	1 929
Effects of exchange rate changes	10	7

Change in Cash and cash equivalents	(5 217)	(12 646)

Change in Short-term investments	—	—

Net cash burned over the period 8	(5 217)	(12 646)

The cash outflow resulting from operating activities amounted to €12.2 million for the six months ended June 30, 2021, as compared to €14.6 million for the prior year’s period. The €2.4 million decrease was primarily driven by lower process development expenses and decreased clinical costs associated with the autologous r/r AML and MDS franchise.
Cash flow from investing activities represented a net cash outflow of €0.1 million for the six months ended June 30, 2021, compared to net cash inflow of €0.1 million for the six months ended June 30, 2020. The decrease is mainly associated to an increase of laboratory equipment investments.
Cash flow from financing activities in the first half of 2021 represented a net cash inflow of €7.1 million compared to a cash inflow of €1.9 million for prior year’s period. The increase of €5.1 million is mainly related the increase in net proceeds from capital raises occurred in the first half of 2021 for €7.6 million partly compensated by lower proceeds received from Walloon Region. No capital increase had occurred in the first half of 2020.

6
On January 8, 2021, the Company has entered into a committed equity purchase agreement (“Purchase Agreement”) for up to $40 million with Lincoln Park Capital Fund, LLC (LPC), a Chicago-based institutional investor. Over the
24-month
term of the Purchase Agreement, the Company will have the right to direct LPC to purchase up to an aggregate amount of $40 million (before related fees and expenses of $1 million) American Depositary Shares (“ADSs”), each of which represents one ordinary share of the Company.

7
On September 3, 2020, the Company entered into an Open Market Sale Agreement
SM
with Jefferies LLC (Jefferies) pursuant to which the Company may from time to time sell, for a period of up to 36 months, through “an at the market offering” (ATM), with Jefferies acting as sales agent, up to $25,000,000 of new American Depositary Shares (“ADSs”), each of which represents one ordinary share of the Company.

8
‘Net cash burn’ is an alternative performance measure determined by the year-on-year
net variance in the Group’s treasury position as above defined. The purpose of this measure for the Management is to determine the change of the treasury position.

‘Treasury position’ is an alternative performance measure determined by adding Short-term investments and Cash and cash equivalents from the statement of financial position prepared in accordance with IFRS. The purpose of this measure by Management is to identify the level of cash available internally (excluding external sources of financing) within 12 months.